UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2010
Date of Report (Date of earliest event reported)

GAZOO ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50389	98-0389183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1261 Puerta Del Sol San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

(949) 379-1210
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 22, 2010 the Company filed its quarterly report on Form 10-Q for the period ended April 30, 2010 with the United States Securities and Exchange Commission.  This filing was consummated before the Company’s auditors had formally authorized the filing to be made.  Therefore, the Company’s management has determined that the previously issued financial statements included in our quarterly report on Form 10-Q for the period ended April 30, 2010 should no longer be relied upon.

The Company intends to file its reviewed financial statements for the period ended April 30, 2010, with proper authorization from our independent auditors as soon as practicable.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm of the matters disclosed in this filing, and has included as an exhibit to this 8-K filing the acknowledgement of Sadler, Gibb & Associates.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Sadler, Gibb & Associates, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAZOO ENERGY GROUP, INC.

DATE: June 22, 2010.	By:	/s/ CHIP HACKLEY
Name: Chip Hackley
Title: President/Chief Executive Officer